                                   EXHIBIT 99

                              Mortgage Loan Group I


                    Mortgage Rates for Mortgage Loan Group I

                                              Number of        Aggregate Principal Balance        Percent of
Range of Mortgage Rates                    Mortgage Loans               Outstanding               Loan Group
-----------------------                    --------------               -----------               ----------
5.500% to 5.999%....................              33                     $5,486,563                  1.5%
6.000% to 6.499%....................             327                     52,138,820                 14.1
6.500% to 6.999%....................             489                     76,492,448                 20.7
7.000% to 7.499%....................             353                     48,698,810                 13.2
7.500% to 7.999%....................             538                     68,767,958                 18.6
8.000% to 8.499%....................             367                     42,090,008                 11.4
8.500% to 8.999%....................             422                     40,257,256                 10.9
9.000% to 9.499%....................             199                     15,477,121                  4.2
9.500% to 9.999%....................             163                     12,768,691                  3.5
10.000% to 10.499%..................              57                      3,728,146                  1.0
10.500% to 10.999%..................              42                      2,722,825                  0.7
11.000% to 11.499%..................              17                        888,365                  0.2
11.500% to 11.999%..................               6                        333,395                  0.1
12.000% to 12.499%..................               3                        150,324                  0.0
                                               -----                   ------------                -----
          Totals....................           3,016                   $370,000,731                100.0%
                                               =====                   ============                =====

         As of the Cut-off Date, Mortgage Rates borne by the Group I Mortgage Loans ranged from 5.875% per annum to 12.400% per annum and the weighted average Mortgage Rate of the Group I Mortgage Loans was approximately 7.588% per annum.

                           Remaining Months to Stated Maturity for Mortgage Loan Group I

                                                Number of            Aggregate Principal           Percent of
Range of Remaining Terms (Months)             Mortgage Loans         Balance Outstanding           Loan Group
---------------------------------             --------------         -------------------           ----------
49 to 60...............................               3                       $162,808                 0.0%
61 to 72...............................               1                         28,783                 0.0
73 to 84...............................               5                        237,030                 0.1
85 to 96...............................               5                        350,271                 0.1
109 to 120.............................              75                      4,973,247                 1.3
121 to 132.............................               1                         28,800                 0.0
133 to 144.............................               5                        232,291                 0.1
145 to 156.............................               2                        320,661                 0.1
157 to 168.............................               1                         67,700                 0.0
169 to 180.............................             784                     83,145,440                22.5
181 to 192.............................               1                        108,313                 0.0
193 to 204.............................               2                        303,092                 0.1
205 to 216.............................               3                        329,270                 0.1
229 to 240.............................             457                     51,556,458                13.9
265 to 276.............................               1                        112,875                 0.0
289 to 300.............................              13                      1,607,206                 0.4
301 to 312.............................               2                        214,598                 0.1
313 to 324.............................               1                        100,634                 0.0
325 to 336.............................               1                        199,100                 0.1
349 to 360.............................           1,653                    225,922,153                61.1
                                                  -----                   ------------               -----
         Totals........................           3,016                   $370,000,731               100.0%
                                                  =====                   ============               =====

         As of the Cut-off Date, the remaining terms to stated maturity of the Group I Mortgage Loans ranged from 58 months to 360 months and the weighted average remaining term to stated maturity of the Group I Mortgage Loans was approximately 296 months.

                        Original Mortgage Loan Principal Balances for Mortgage Loan Group I

Range of Original Mortgage                       Number of           Aggregate Principal        Percent of
Loan Principal Balances                        Mortgage Loans        Balance Outstanding        Loan Group
-----------------------                        --------------        -------------------        ----------
$100,000 or less.......................            1,447                   $91,248,414             24.7%
$100,001 to $150,000...................              648                    80,577,551             21.8
$150,001 to $200,000...................              477                    82,316,167             22.2
$200,001 to $250,000...................              258                    57,530,306             15.5
$250,001 to $300,000...................              107                    28,810,370              7.8
$300,001 to $350,000...................               47                    15,389,003              4.2
$350,001 to $400,000...................               18                     6,812,981              1.8
$400,001 to $450,000...................                8                     3,466,938              0.9
$450,001 to $500,000...................                2                       944,845              0.3
$550,001 to $600,000...................                1                       558,975              0.2
$650,001 to $700,000...................                1                       663,906              0.2
$800,001 to $850,000...................                1                       824,254              0.2
$850,001 to $900,000...................                1                       857,019              0.2
                                                   -----                  ------------            -----
         Totals........................            3,016                  $370,000,731            100.0%
                                                   =====                  ============            =====

         As of the Cut-off Date, the outstanding principal balances of the Group I Mortgage Loans ranged from approximately $9,549 to approximately $857,019 and the average outstanding principal balance of the Group I Mortgage Loans was approximately $122,679.

                                        Product Types for Mortgage Loan Group I

                                                    Number of          Aggregate Principal       Percent of
Product Type                                      Mortgage Loans       Balance Outstanding       Loan Group
------------                                      --------------       -------------------       ----------
5 to 9 Year Fixed Rate Mortgage Loan........              14                   $778,892               0.2%
10 to 14 Year Fixed Rate Mortgage Loan......              84                  5,622,700               1.5
15 to 19 Year Fixed Rate Mortgage Loan......             472                 42,214,571              11.4
20 to 24 Year Fixed Rate Mortgage Loan......             458                 51,669,333              14.0
25 to 29 Year Fixed Rate Mortgage Loan......              17                  2,121,537               0.6
30 Year Fixed Rate Mortgage Loan............           1,653                225,922,153              61.1
Balloon Loan................................             318                 41,671,544              11.3
                                                       -----               ------------             -----
         Totals.............................           3,016               $370,000,731             100.0%
                                                       =====               ============             =====

                    State Distributions of Mortgaged Properties in Mortgage Loan Group I

                                                  Number of         Aggregate Principal         Percent of
State                                           Mortgage Loans      Balance Outstanding         Loan Group
-----                                           --------------      -------------------         ----------
Arizona..................................              53                  $4,726,616                1.3%
Arkansas.................................              32                   2,291,487                0.6
California...............................             471                  87,705,053               23.7
Colorado.................................              60                   8,449,222                2.3
Connecticut..............................              46                   5,878,582                1.6
Delaware.................................              24                   2,547,299                0.7
District of Columbia.....................              15                   3,068,307                0.8
Florida..................................             513                  53,841,061               14.6
Hawaii...................................               1                     247,500                0.1
Idaho....................................               6                     568,486                0.2
Illinois.................................              70                   7,363,398                2.0
Indiana..................................             110                   9,249,575                2.5
Iowa.....................................               7                     401,068                0.1
Kansas...................................              14                     769,214                0.2
Kentucky.................................              24                   1,954,632                0.5
Louisiana................................              62                   4,835,900                1.3
Maine....................................               8                     941,652                0.3
Maryland.................................              60                   7,505,080                2.0
Massachusetts............................              54                   9,869,596                2.7
Michigan.................................             103                   8,857,143                2.4
Minnesota................................              22                   2,993,677                0.8
Mississippi..............................              39                   2,506,995                0.7
Missouri.................................              68                   5,252,392                1.4
Montana..................................               3                     335,476                0.1
Nebraska.................................               5                     478,108                0.1
Nevada...................................              20                   2,465,193                0.7
New Hampshire............................              35                   5,655,500                1.5
New Jersey...............................             150                  21,650,327                5.9
New Mexico...............................              12                   1,196,017                0.3
New York.................................             243                  40,481,325               10.9
North Carolina...........................              22                   1,763,573                0.5
North Dakota.............................               1                      84,729                0.0
Ohio.....................................              97                   8,198,399                2.2
Oklahoma.................................              35                   2,920,164                0.8
Oregon...................................              30                   3,750,384                1.0
Pennsylvania.............................             148                  12,629,185                3.4
Rhode Island.............................              12                   1,584,572                0.4
South Carolina...........................              46                   3,976,075                1.1
Tennessee................................             123                   9,158,457                2.5
Texas....................................              10                     749,699                0.2
Utah.....................................               7                     679,488                0.2
Virginia.................................              80                  11,180,123                3.0
Washington...............................              40                   6,064,956                1.6
West Virginia............................               6                     434,038                0.1
Wisconsin................................              29                   2,741,008                0.7
                                                    -----                ------------              -----
         Totals..........................           3,016                $370,000,731              100.0%
                                                    =====                ============              =====

         No more than approximately 0.3% of the Group I Mortgage Loans in the Statistical Mortgage Pool will be secured by mortgaged properties located in any one zip code area.

                       Original Loan-to-Value Ratios for Mortgage Loan Group I

                                                  Number of         Aggregate Principal           Percent of
Range of Original Loan-to-Value Ratios         Mortgage Loans       Balance Outstanding           Loan Group
--------------------------------------         --------------       -------------------           ----------
50.00% or less.........................                 351              $30,298,685                   8.2%
50.01% to 55.00%.......................                 115               13,864,703                   3.7
55.01% to 60.00%.......................                 165               19,759,132                   5.3
60.01% to 65.00%.......................                 204               25,627,445                   6.9
65.01% to 70.00%.......................                 358               45,261,389                  12.2
70.01% to 75.00%.......................                 345               44,177,148                  11.9
75.01% to 80.00%.......................                 598               80,496,568                  21.8
80.01% to 85.00%.......................                 415               51,283,239                  13.9
85.01% to 90.00%.......................                 371               48,460,792                  13.1
90.01% to 95.00%.......................                  94               10,771,632                   2.9
                                                      -----             ------------                 -----
         Totals........................               3,016             $370,000,731                 100.0%
                                                      =====             ============                 =====

         As of the Cut-off Date, the Original Loan-to-Value Ratios of the Group I Mortgage Loans ranged from 9.38% to 95.00% and the weighted average Original Loan-to-Value Ratio of the Group I Mortgage Loans was approximately 73.35%.

                                    Loan Purpose for Mortgage Loan Group I

                                                       Number of        Aggregate Principal        Percent of
Loan Purpose                                         Mortgage Loans     Balance Outstanding        Loan Group
------------                                         --------------     -------------------        ----------
Purchase.......................................              226              $29,259,451                7.9%
Refinance--Rate/Term...........................              253               33,432,535                9.0
Refinance--Cashout.............................            2,537              307,308,745               83.1
                                                           -----             ------------              -----
         Totals................................            3,016             $370,000,731              100.0%
                                                           =====             ============              =====
                            Types of Mortgaged Properties for Mortgage Loan Group I

                                                     Number of         Aggregate Principal        Percent of
Property Type                                      Mortgage Loans      Balance Outstanding        Loan Group
-------------                                      --------------      -------------------        ----------
Single-Family Detached........................         2,407                 $294,775,778             79.7%
Two- to Four-Family Dwelling Unit.............           219                   34,677,983              9.4
Planned Unit Development......................           140                   14,635,124              4.0
Condominium...................................           125                   14,561,227              3.9
Small Mixed Use...............................            19                    2,916,684              0.8
Cooperative Unit..............................             2                      163,133              0.0
Manufactured Housing..........................           104                    8,270,801              2.2
                                                       -----                 ------------            -----
         Totals...............................         3,016                 $370,000,731            100.0%
                                                       =====                 ============            =====

                                Documentation Summary for Mortgage Loan Group I

                                                      Number of        Aggregate Principal        Percent of
Documentation                                      Mortgage Loans      Balance Outstanding        Loan Group
-------------                                      --------------      -------------------        ----------
Full Documentation..........................             2,229              $256,912,724             69.4%
24 Month Bank Statement.....................               223                36,926,783             10.0
Reduced Documentation.......................                25                 3,586,589              1.0
Stated Income...............................               539                72,574,634             19.6
                                                         -----              ------------            -----
         Totals.............................             3,016              $370,000,731            100.0%
                                                         =====              ============            =====

                                   Occupancy Types for Mortgage Loan Group I

                                                      Number of          Aggregate Principal        Percent of
Occupancy                                          Mortgage Loans        Balance Outstanding        Loan Group
---------                                          --------------        -------------------        ----------
Owner-occupied..............................              2,735               $342,809,155             92.7%
Second Home.................................                 14                    971,049              0.3
Investment Property.........................                267                 26,220,527              7.1
                                                          -----               ------------            -----
         Totals.............................              3,016               $370,000,731            100.0%
                                                          =====               ============            =====

         The information set forth above is based upon representations of the related mortgagors at the time of origination.

                              Mortgage Loan Age Summary for Mortgage Loan Group I

                                                      Number of          Aggregate Principal        Percent of
Mortgage Loan Age (Months)                         Mortgage Loans        Balance Outstanding        Loan Group
--------------------------                         --------------        -------------------        ----------
0...........................................                436                $51,536,354             13.9%
1...........................................              1,017                122,375,223             33.1
2...........................................              1,144                140,326,645             37.9
3...........................................                375                 50,444,121             13.6
4...........................................                 22                  2,747,981              0.7
5...........................................                 12                  1,343,906              0.4
6...........................................                  6                    742,981              0.2
7...........................................                  2                    370,582              0.1
8...........................................                  2                    112,937              0.0
                                                          -----               ------------            -----
         Totals.............................              3,016               $370,000,731            100.0%
                                                          =====               ============            =====

         As of the Cut-off Date, the weighted average age of the Group I Mortgage Loans was approximately 2 months.

                                Credit Grade Summary for Mortgage Loan Group I

                                                      Number of          Aggregate Principal        Percent of
CMMC Wholesale/Retail Underwriting                 Mortgage Loans        Balance Outstanding        Loan Group
----------------------------------                 --------------        -------------------        ----------
AStar.......................................                735                $113,401,893            30.6%
AO..........................................                752                  91,958,031            24.9
A-..........................................                123                  13,891,972             3.8
B...........................................                114                  11,265,091             3.0
B-..........................................                 20                   1,747,438             0.5
C...........................................                 35                   2,569,710             0.7
C-..........................................                  2                     180,548             0.0
                                                          -----                ------------            ----
         Sub-Total..........................              1,781                $235,014,682            63.5%
                                                          =====                ============            ====

                                                      Number of          Aggregate Principal        Percent of
CMMC Call Center Underwriting                      Mortgage Loans        Balance Outstanding        Loan Group
-----------------------------                      --------------        -------------------        ----------

A1..........................................                560                 $63,452,721            17.1%
A2..........................................                416                  46,597,068            12.6
B1..........................................                223                  22,256,477             6.0
B2..........................................                 36                   2,679,783             0.7
                                                          -----                ------------            ----
         Sub-Total..........................              1,235                $134,986,048            36.5%
                                                          =====                ============            ====
         Totals.............................              3,016                $370,000,731           100.0%
                                                          =====                ============            ====

                                 Year of Origination for Mortgage Loan Group I

                                                      Number of          Aggregate Principal        Percent of
Year of Origination                                Mortgage Loans        Balance Outstanding        Loan Group
-------------------                                --------------        -------------------        ----------
2002........................................                483                $63,711,791             17.2%
2003........................................              2,533                306,288,940             82.8
                                                          -----               ------------            -----
        Totals..............................              3,016               $370,000,731            100.0%
                                                          =====               ============            =====

                                Prepayment Penalties for Mortgage Loan Group I

                                                      Number of          Aggregate Principal        Percent of
Prepayment Penalty Term                            Mortgage Loans        Balance Outstanding        Loan Group
-----------------------                            --------------        -------------------        ----------
None........................................                343                $41,929,867             11.3%
12 months...................................                174                 30,279,751              8.2
24 months...................................                  7                  1,043,904              0.3
36 months...................................                623                 80,342,380             21.7
60 months...................................              1,869                216,404,828             58.5
                                                          -----               ------------            -----
        Totals..............................              3,016               $370,000,731            100.0%
                                                          =====               ============            =====

         The weighted average prepayment penalty term with respect to the Group I Mortgage Loans having prepayment penalties is approximately 50 months. With respect to those Group I Mortgage Loans which have prepayment penalties, 95.4% of such mortgage loans are subject to a prepayment penalty which will equal six months interest calculated on the basis of the rate in effect at the time of the prepayment on the amount prepaid in excess of 20% of the original principal balance of the mortgage loan.

                                    Credit Scores for Mortgage Loan Group I

                                                    Number of         Aggregate Principal        Percentage of
Range of  Credit Scores                           Mortgage Loans      Balance Outstanding          Loan Group
-----------------------                           --------------      -------------------          ----------
Not Scored..................................                 5                 $506,213               0.1%
493 to 500..................................                 4                  513,668               0.1
501 to 550..................................               434               42,561,676              11.5
551 to 600..................................               655               72,597,973              19.6
601 to 650..................................               867              106,432,247              28.8
651 to 700..................................               679               95,427,629              25.8
701 to 750..................................               259               38,288,576              10.3
751 to 800..................................               106               13,097,432               3.5
801 to 813..................................                 7                  575,318               0.2
                                                         -----             ------------             -----
         Totals.............................             3,016             $370,000,731             100.0%
                                                         =====             ============             =====

         The Credit Scores of the Group I Mortgage Loans that were scored as of the Cut-off Date ranged from 493 to 813 and the weighted average Credit Score of the Group I Mortgage Loans that were scored as of the Cut-off Date was approximately 632.

                                            Mortgage Loan Group II


                                Current Mortgage Rates for Mortgage Loan Group II

                                                  Number of         Aggregate Principal          Percent of
Range of Mortgage Rates                        Mortgage Loans       Balance Outstanding          Loan Group
-----------------------                        --------------       -------------------          ----------
5.500% to 5.999%.........................              137                 $27,387,135                 5.2%
6.000% to 6.499%.........................              186                  36,670,674                 6.9
6.500% to 6.999%.........................              474                  91,098,248                17.2
7.000% to 7.499%.........................              414                  71,608,019                13.5
7.500% to 7.999%.........................              685                 113,281,116                21.4
8.000% to 8.499%.........................              433                  61,288,053                11.6
8.500% to 8.999%.........................              545                  72,378,955                13.7
9.000% to 9.499%.........................              247                  29,390,772                 5.5
9.500% to 9.999%.........................              177                  18,491,171                 3.5
10.000% to 10.499%.......................               55                   4,909,912                 0.9
10.500% to 10.999%.......................               22                   2,304,840                 0.4
11.000% to 11.499%.......................                8                     537,067                 0.1
11.500% to 11.999%.......................                5                     419,013                 0.1
12.000% to 12.499%.......................                2                     235,390                 0.0
                                                     -----                ------------               -----
         Totals............................          3,390                $530,000,364               100.0%
                                                     =====                ============               =====

         As of the Cut-off Date, the current Mortgage Rates borne by the Group II Mortgage Loans ranged from 5.702% per annum to 12.375% per annum and the weighted average Mortgage Rate borne by the Group II Mortgage Loans was approximately 7.682% per annum.

                        Remaining Months to Stated Maturity for Mortgage Loan Group II

                                                   Number of         Aggregate Principal        Percent of
Range of Remaining Terms (Months)                Mortgage Loans      Balance Outstanding        Loan Group
---------------------------------                --------------      -------------------        ----------

109 to 120...............................                   1                   $36,889              0.0%
181 to 192...............................                   1                    74,439              0.0
229 to 240...............................                  11                 1,175,886              0.2
289 to 300...............................                   2                   192,189              0.0
325 to 336...............................                   1                   119,840              0.0
337 to 348...............................                   2                   187,765              0.0
349 to 360...............................               3,372               528,213,356             99.7
                                                        -----              ------------            -----
         Totals..........................               3,390              $530,000,364            100.0%
                                                        =====              ============            =====

         As of the Cut-off Date, the remaining terms to stated maturity of the Group II Mortgage Loans ranged from 118 months to 360 months and the weighted average remaining term to stated maturity of the Group II Mortgage Loans was approximately 358 months.

                     Original Mortgage Loan Principal Balances for Mortgage Loan Group II


Range of Original Mortgage                                  Number of       Aggregate Principal      Percent of
Loan Principal Balances                                   Mortgage Loans    Balance Outstanding      Loan Group
-----------------------                                   --------------    -------------------      ----------
$100,000 or less.....................................            1,053             $70,440,052           13.3%
$100,001 to $150,000.................................              802             100,985,803           19.1
$150,001 to $200,000.................................              691             119,575,799           22.6
$200,001 to $250,000.................................              376              83,945,175           15.8
$250,001 to $300,000.................................              207              56,471,980           10.7
$300,001 to $350,000.................................              132              43,111,124            8.1
$350,001 to $400,000.................................               66              24,834,585            4.7
$400,001 to $450,000.................................               26              11,068,875            2.1
$450,001 to $500,000.................................               29              14,109,224            2.7
$600,001 to $650,000.................................                2               1,278,688            0.2
$650,001 to $700,000.................................                4               2,709,995            0.5
$800,001 to $850,000.................................                1                 811,586            0.2
$850,001 to $900,000.................................                1                 657,480            0.1
                                                                 -----            ------------          -----
          Totals.....................................            3,390            $530,000,364          100.0%
                                                                 =====            ============          =====

         As of the Cut-off Date, the outstanding principal balances of the Group II Mortgage Loans ranged from approximately $14,984 to approximately $811,586 and the average outstanding principal balance of the Group II Mortgage Loans was approximately $156,342.

                                   Product Types for Mortgage Loan Group II

                                                    Number of         Aggregate Principal          Percent of
Product Type                                     Mortgage Loans       Balance Outstanding          Loan Group
------------                                     --------------       -------------------          ----------
2/28 LIBOR Loan..........................              1,522              $230,420,348               43.5%
3/27 LIBOR Loan..........................                704               117,545,460               22.2
5/25 LIBOR Loan..........................              1,164               182,034,556               34.3
                                                       -----              ------------              -----
          Totals..............................         3,390              $530,000,364              100.0%
                                                       =====              ============              =====

                     State Distributions of Mortgaged Properties in Mortgage Loan Group II

                                                  Number of          Aggregate Principal         Percent of
State                                           Mortgage Loans       Balance Outstanding         Loan Group
-----                                           --------------       -------------------         ----------
Arizona....................................              99                  $11,578,363               2.2%
Arkansas...................................              13                      659,796               0.1
California.................................             580                  127,747,221              24.1
Colorado...................................             144                   25,922,796               4.9
Connecticut................................              56                   12,036,399               2.3
Delaware...................................              15                    1,987,555               0.4
District of Columbia.......................              21                    4,211,110               0.8
Florida....................................             223                   29,522,264               5.6
Hawaii.....................................               1                      243,411               0.0
Idaho......................................               3                      406,211               0.1
Illinois...................................             198                   30,445,292               5.7
Indiana....................................              55                    4,394,937               0.8
Iowa.......................................               8                      502,277               0.1
Kansas.....................................              20                    2,207,613               0.4
Kentucky...................................              21                    2,279,947               0.4
Louisiana..................................              16                    1,763,645               0.3
Maine......................................               8                    1,205,044               0.2
Maryland...................................              48                    8,484,523               1.6
Massachusetts..............................              89                   18,778,200               3.5
Michigan...................................             309                   36,232,995               6.8
Minnesota..................................              97                   15,672,994               3.0
Mississippi................................              10                      938,437               0.2
Missouri...................................             202                   18,171,893               3.4
Montana....................................               2                      286,513               0.1
Nebraska...................................               9                      803,933               0.2
Nevada.....................................              38                    5,975,377               1.1
New Hampshire..............................              25                    4,105,871               0.8
New Jersey.................................             198                   38,464,372               7.3
New Mexico.................................              19                    2,938,117               0.6
New York...................................             226                   43,605,498               8.2
North Carolina.............................              51                    6,145,447               1.2
Ohio.......................................              60                    6,220,057               1.2
Oklahoma...................................               7                      841,332               0.2
Oregon.....................................              35                    5,801,583               1.1
Pennsylvania...............................              90                    8,922,828               1.7
Rhode Island...............................              12                    1,841,032               0.3
South Carolina.............................              31                    3,053,593               0.6
Tennessee..................................              56                    5,471,193               1.0
Texas......................................              22                    2,634,144               0.5
Utah.......................................              10                    1,631,165               0.3
Vermont....................................              10                      922,139               0.2
Virginia...................................              54                    8,996,432               1.7
Washington.................................              60                   10,692,669               2.0
West Virginia..............................               5                      471,685               0.1
Wisconsin..................................             133                   14,630,569               2.8
Wyoming                                                   1                      151,890               0.0
                                                      -----                 ------------             -----
        Totals.............................           3,390                 $530,000,364             100.0%
                                                      =====                 ============             =====

         No more than approximately 0.4% of the Group II Mortgage Loans in the Statistical Mortgage Pool will be secured by mortgaged properties located in any one zip code area.

                           Original Loan-to-Value Ratios for Mortgage Loan Group II

                                                  Number of         Aggregate Principal           Percent of
Range of Original Loan-to-Value Ratios         Mortgage Loans       Balance Outstanding           Loan Group
--------------------------------------         --------------       -------------------           ----------
50.00% or less.........................                135                   $17,890,418                 3.4%
50.01% to 55.00%.......................                 60                    10,173,726                 1.9
55.01% to 60.00%.......................                112                    18,793,733                 3.5
60.01% to 65.00%.......................                173                    27,884,518                 5.3
65.01% to 70.00%.......................                335                    52,334,121                 9.9
70.01% to 75.00%.......................                466                    67,818,628                12.8
75.01% to 80.00%.......................                979                   158,699,770                29.9
80.01% to 85.00%.......................                553                    90,902,680                17.2
85.01% to 90.00%.......................                508                    76,309,655                14.4
90.01% to 95.00%.......................                 69                     9,193,115                 1.7
                                                     -----                  ------------               -----
        Totals.........................              3,390                  $530,000,364               100.0%
                                                     =====                  ============               =====

         As of the Cut-off Date, the Original Loan-to-Value Ratios of the Group II Mortgage Loans ranged from 7.02% to 95.00% and the weighted average Original Loan-to-Value Ratio of the Group II Mortgage Loans was approximately 77.02%.

                                    Loan Purpose for Mortgage Loan Group II

                                                       Number of        Aggregate Principal       Percent of
Loan Purpose                                         Mortgage Loans     Balance Outstanding       Loan Group
------------                                         --------------     -------------------       ----------
Purchase..................................                   648              $97,061,918            18.3%
Refinance--Rate/Term......................                   306               46,473,009             8.8
Refinance--Cashout........................                 2,436              386,465,438            72.9
                                                           -----             ------------           -----
         Totals...........................                 3,390             $530,000,364           100.0%
                                                           =====             ============           =====

                           Types of Mortgaged Properties for Mortgage Loan Group II

                                                        Number of        Aggregate Principal       Percent of
Property Type                                        Mortgage Loans      Balance Outstanding       Loan Group
-------------                                        --------------     -------------------       ----------
Single-Family Detached.........................            2,630             $413,689,441            78.1%
Two- to Four-Family Dwelling Unit..............              314               54,943,867            10.4
Planned Unit Development ......................              180               26,549,502             5.0
Condominium....................................              166               24,991,911             4.7
Cooperative Unit...............................                3                  332,002             0.1
Manufactured Housing...........................               97                9,493,642             1.8
                                                           -----             ------------           -----
         Totals................................            3,390             $530,000,364           100.0%
                                                           =====             ============           =====

                               Documentation Summary for Mortgage Loan Group II

                                                      Number of        Aggregate Principal        Percent of
Documentation                                      Mortgage Loans      Balance Outstanding        Loan Group
-------------                                      --------------      -------------------        ----------
Full Documentation..........................               2,353             $339,270,706            64.0%
24 Month Bank Statement.....................                 261               50,393,541             9.5
Reduced Documentation.......................                  59               11,752,183             2.2
Stated Income...............................                 717              128,583,934            24.3
                                                           -----             ------------           -----
         Totals.............................               3,390             $530,000,364           100.0%
                                                           =====             ============           =====

                                  Occupancy Types for Mortgage Loan Group II

                                                      Number of          Aggregate Principal        Percent of
Occupancy                                          Mortgage Loans        Balance Outstanding        Loan Group
---------                                          --------------        -------------------        ----------
Owner-occupied..............................               3,062             $494,107,422            93.2%
Second Home.................................                   3                  216,989             0.0
Investment Property.........................                 325               35,675,953             6.7
                                                           -----             ------------           -----
         Totals.............................               3,390             $530,000,364           100.0%
                                                           =====             ============           =====


         The information set forth above is based upon representations of the related mortgagor at the time of origination.

                             Mortgage Loan Age Summary for Mortgage Loan Group II

                                                      Number of          Aggregate Principal        Percent of
Mortgage Loan Age (Months)                         Mortgage Loans        Balance Outstanding        Loan Group
--------------------------                         --------------        -------------------        ----------
0...........................................                419                 $66,498,483            12.5%
1...........................................              1,093                 174,373,994            32.9
2...........................................              1,232                 187,576,645            35.4
3...........................................                574                  91,284,591            17.2
4...........................................                 24                   3,023,658             0.6
5...........................................                 20                   3,099,549             0.6
6...........................................                  9                   2,002,602             0.4
7...........................................                  7                     825,276             0.2
8...........................................                  7                     903,226             0.2
9...........................................                  3                     224,577             0.0
14..........................................                  1                     151,610             0.0
15..........................................                  1                      36,155             0.0
                                                          -----                ------------           -----
         Totals.............................              3,390                $530,000,364           100.0%
                                                          =====                ============           =====

         As of the Cut-off Date, the weighted average age of the Group II Mortgage Loans in the Statistical Mortgage Pool was approximately 2 months.

                                Credit Grade Summary for Mortgage Loan Group II

                                                      Number of          Aggregate Principal        Percent of
CMMC Wholesale/Retail Underwriting                 Mortgage Loans        Balance Outstanding        Loan Group
----------------------------------                 --------------        -------------------        ----------
AStar.......................................                608                $115,931,767            21.9%
AO..........................................              1,510                 236,884,242            44.7
A-..........................................                360                  57,643,189            10.9
B...........................................                382                  53,286,340            10.1
B-..........................................                104                  13,223,783             2.5
C...........................................                189                  19,740,210             3.7
C-..........................................                  2                     141,309             0.0
                                                          -----                ------------           -----
         Sub-Total..........................              3,155                $496,850,840            93.7%
                                                          =====                ============           =====

                                                      Number of          Aggregate Principal        Percent of
CMMC Call Center Underwriting                      Mortgage Loans        Balance Outstanding        Loan Group

A1..........................................                 55                  $7,883,762             1.5%
A2..........................................                 87                  12,942,659             2.4
B1..........................................                 71                   9,506,988             1.8
B2..........................................                 20                   2,541,325             0.5
C1..........................................                  2                     274,790             0.1
         Sub-Total..........................                235                 $33,149,524             6.3%
                                                          -----                ------------           -----
         Totals.............................              3,390                $530,000,364           100.0%
                                                          =====                ============           =====

                                Year of Origination for Mortgage Loan Group II

                                                      Number of          Aggregate Principal        Percent of
Year of Origination                                Mortgage Loans        Balance Outstanding        Loan Group
-------------------                                --------------        -------------------        ----------
2001........................................                  1                     $36,155             0.0%
2002........................................                633                  99,866,366            18.8
2003........................................              2,756                 430,097,843            81.2
                                                          -----                ------------           -----
         Totals.............................              3,390                $530,000,364           100.0%
                                                          =====                ============           =====

                               Maximum Mortgage Rates for Mortgage Loan Group II

Range of Maximum                                  Number of              Aggregate Principal      Percent of
Mortgage Rates                                 Mortgage Loans            Balance Outstanding      Loan Group
--------------                                 --------------            -------------------      ----------
12.500%  to 12.999%......................                   137                 $27,387,135             5.2%
13.000%  to 13.499%......................                   186                  36,670,674             6.9
13.500%  to 13.999%......................                   474                  91,098,248            17.2
14.000%  to 14.499%......................                   414                  71,608,019            13.5
14.500%  to 14.999%......................                   685                 113,281,116            21.4
15.000%  to 15.499%......................                   433                  61,288,053            11.6
15.500%  to 15.999%......................                   545                  72,378,955            13.7
16.000%  to 16.499%......................                   247                  29,390,772             5.5
16.500%  to 16.999%......................                   177                  18,491,171             3.5
17.000%  to 17.499%......................                    55                   4,909,912             0.9
17.500%  to 17.999%......................                    22                   2,304,840             0.4
18.000%  to 18.499%......................                     8                     537,067             0.1
18.500%  to 18.999%......................                     5                     419,013             0.1
19.000%  to 19.499%......................                     2                     235,390             0.0
                                                          -----                ------------           -----
         Totals............................               3,390                $530,000,364           100.0%
                                                          =====                ============           =====

                                Prepayment Penalties for Mortgage Loan Group II

                                                      Number of          Aggregate Principal        Percent of
Prepayment Penalty Term                            Mortgage Loans        Balance Outstanding        Loan Group
-----------------------                            --------------        -------------------        ----------
None........................................              1,256                $199,360,661            37.6%
12 months...................................                 34                   4,798,285             0.9
24 months...................................                414                  70,304,785            13.3
36 months...................................              1,233                 194,883,824            36.8
60 months...................................                453                  60,652,809            11.4
                                                          -----                ------------           -----
         Totals.............................              3,390                $530,000,364           100.0%
                                                          =====                ============           =====


         The weighted average prepayment penalty term with respect to the Group II Mortgage Loans having prepayment penalties is approximately 38 months. With respect to those Group II Mortgage Loans which have prepayment penalties, approximately 82.1% of those mortgage loans are subject to a prepayment penalty which will equal six months' interest calculated on the basis of the rate in effect at the time of the prepayment on the amount prepaid in excess of 20% of the original principal balance of the mortgage loan.

                                Next Adjustment Date for Mortgage Loan Group II

                                                  Number of         Aggregate Principal           Percent of
Next Adjustment Date                            Mortgage Loans      Balance Outstanding           Loan Group
--------------------                            --------------      -------------------           ----------
January 2004.............................                1                   $36,155                   0.0%
February 2004............................                1                   151,610                   0.0
July 2004................................                2                    97,874                   0.0
August 2004..............................                4                   457,786                   0.1
September 2004...........................                5                   660,234                   0.1
October 2004.............................                5                 1,332,699                   0.3
November 2004............................                9                 1,531,193                   0.3
December 2004............................               10                   934,393                   0.2
January 2005.............................              250                37,272,991                   7.0
February 2005............................              574                87,343,370                  16.5
March 2005...............................              479                72,500,139                  13.7
April 2005...............................              182                28,101,905                   5.3
July 2005................................                1                   126,703                   0.0
August 2005..............................                1                   151,643                   0.0
September 2005...........................                1                    63,357                   0.0
November 2005............................                5                   613,765                   0.1
December 2005............................                1                    99,636                   0.0
January 2006.............................              126                21,093,272                   4.0
February 2006............................              249                38,828,266                   7.3
March 2006...............................              253                45,734,911                   8.6
April 2006...............................               67                10,833,906                   2.0
August 2007..............................                2                   293,797                   0.1
September 2007...........................                1                   101,685                   0.0
October 2007.............................                4                   669,903                   0.1
November 2007............................                8                 1,315,911                   0.2
December 2007............................               11                 1,628,310                   0.3
January 2008.............................              239                37,896,097                   7.2
February 2008............................              416                63,574,045                  12.0
March 2008...............................              365                56,791,671                  10.7
April 2008                                             118                19,763,138                   3.7
                                                     -----              ------------                 -----
         Totals.............................         3,390              $530,000,364                 100.0%
                                                     =====              ============                 =====

                                             Credit Scores for Mortgage Loan Group II

Range of                                         Number of         Aggregate Principal           Percent of
Credit Scores                                  Mortgage Loans      Balance Outstanding           Loan Group
-------------                                  --------------      -------------------           ----------
Not Scored.................................             18                $1,296,549                   0.2%
494 to 500.................................             11                 1,641,167                   0.3
501 to 550.................................            906               129,889,577                  24.5
551 to 600.................................            961               141,011,085                  26.6
601 to 650.................................            819               133,092,441                  25.1
651 to 700.................................            462                83,638,790                  15.8
701 to 750.................................            171                30,726,719                   5.8
751 to 799.................................             42                 8,704,038                   1.6
                                                     -----              ------------                 -----
         Totals............................          3,390              $530,000,364                 100.0%
                                                     =====              ============                 =====

         The Credit Scores of the Group II Mortgage Loans that were scored as of the Cut-off Date ranged from 494 to 799 and the weighted average Credit Score of the Group I Mortgage Loans that were scored as of the Cut-off Date was approximately 603.